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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):  July 9, 1997

                                  DAOU SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                    (State or other jurisdiction of incorporation)

            0-22073                             330284454
           --------
   (Commission File Number)          (IRS Employer Identification No.)

                  5120 Shoreham Place, San Diego, California  92122
             (Address of principal executive offices, including zip code)

                                    (619) 452-2221
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    The registrant incorporates by reference herein the press release dated July 9, 1997, attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    (i)  Exhibit 99
         Press Release dated July 9, 1997.

                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 9, 1997                         DAOU SYSTEMS, INC.



                                            By:/s/DANIEL J. DAOU
                                               ---------------------------
                                                 Daniel J. Daou, President


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